NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $8,443.55
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $6,875.43
+ Annual Premium*                         $2,500.00
- Premium Expense Charge**                  $125.00
- Monthly Deduction***                      $639.50
- Mortality & Expense Charge****             $80.13
+ Hypothetical Rate of Return*****          ($87.25)
                                          ---------
=                                            $8,444 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month              COI
          -----              ---

           1               $43.71
           2               $43.72
           3               $43.74
           4               $43.75
           5               $43.77
           6               $43.78
           7               $43.80
           8               $43.81
           9               $43.83
          10               $43.85
          11               $43.86
          12               $43.88

          Total           $525.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month      Interest
          -----      --------

           1          ($7.58)
           2          ($7.52)
           3          ($7.47)
           4          ($7.41)
           5          ($7.35)
           6          ($7.30)
           7          ($7.24)
           8          ($7.19)
           9          ($7.13)
          10          ($7.08)
          11          ($7.02)
          12          ($6.97)

          Total      ($87.25)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $8,443.55
- Year 5 Surrender Charge         $2,084.00
                                  ---------
=                                    $6,360 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $10,217.02
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $8,061.60
+ Annual Premium*                         $2,500.00
- Premium Expense Charge**                  $125.00
- Monthly Deduction***                      $635.48
- Mortality & Expense Charge****             $90.85
+ Hypothetical Rate of Return*****          $506.75
                                          ---------
=                                           $10,217 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $43.43
           2            $43.44
           3            $43.44
           4            $43.45
           5            $43.45
           6            $43.45
           7            $43.46
           8            $43.46
           9            $43.47
          10            $43.47
          11            $43.48
          12            $43.48

          Total        $521.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1            $42.64
           2            $42.57
           3            $42.49
           4            $42.42
           5            $42.34
           6            $42.27
           7            $42.19
           8            $42.12
           9            $42.04
          10            $41.97
          11            $41.89
          12            $41.81

          Total        $506.75

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $10,217.02
- Year 5 Surrender Charge         $2,084.00
                                 ----------
=                                    $8,133 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $12,304.11
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $9,402.19
+ Annual Premium*                         $2,500.00
- Premium Expense Charge**                  $125.00
- Monthly Deduction***                      $630.85
- Mortality & Expense Charge****            $102.96
+ Hypothetical Rate of Return*****        $1,260.73
                                          ---------
=                                           $12,304 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $43.13
           2            $43.12
           3            $43.11
           4            $43.10
           5            $43.09
           6            $43.08
           7            $43.07
           8            $43.06
           9            $43.05
          10            $43.04
          11            $43.02
          12            $43.01

          Total        $516.85

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1           $102.98
           2           $103.35
           3           $103.72
           4           $104.09
           5           $104.47
           6           $104.85
           7           $105.23
           8           $105.62
           9           $106.01
          10           $106.41
          11           $106.80
          12           $107.20

          Total      $1,260.73

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $12,304.11
- Year 5 Surrender Charge         $2,084.00
                                 ----------
=                                   $10,220 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $8,259.21
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4         $6,734.14
+ Annual Premium*                         $2,500.00
- Premium Expense Charge**                  $125.00
- Monthly Deduction***                      $685.68
- Mortality & Expense Charge****             $78.63
+ Hypothetical Rate of Return*****          ($85.62)
                                          ---------
=                                            $8,259 (rounded to the nearest
                                                     dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $47.54
           2            $47.56
           3            $47.58
           4            $47.60
           5            $47.61
           6            $47.63
           7            $47.65
           8            $47.67
           9            $47.68
          10            $47.70
          11            $47.72
          12            $47.74

          Total        $571.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month      Interest
          -----      --------

           1          ($7.46)
           2          ($7.40)
           3          ($7.34)
           4          ($7.28)
           5          ($7.22)
           6          ($7.16)
           7          ($7.11)
           8          ($7.05)
           9          ($6.99)
          10          ($6.93)
          11          ($6.87)
          12          ($6.81)

          Total      ($85.62)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $8,259.21
- Year 5 Surrender Charge         $2,084.00
                                  ---------
=                                    $6,175 (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $10,005.95
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $7,903.94
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                 $125.00
- Monthly Deduction***                     $681.37
- Mortality & Expense Charge****            $89.21
+ Hypothetical Rate of Return*****         $497.59
                                         ---------
=                                          $10,006 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $47.25
           2            $47.26
           3            $47.26
           4            $47.27
           5            $47.27
           6            $47.28
           7            $47.28
           8            $47.29
           9            $47.29
          10            $47.30
          11            $47.31
          12            $47.31

          Total        $567.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------

           1            $41.98
           2            $41.88
           3            $41.79
           4            $41.70
           5            $41.61
           6            $41.51
           7            $41.42
           8            $41.33
           9            $41.23
          10            $41.14
          11            $41.04
          12            $40.95

          Total        $497.59

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $10,005.95
- Year 5 Surrender Charge         $2,084.00
                                 ----------
=                                    $7,922 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 222% x $12,062.77
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4        $9,226.63
+ Annual Premium*                        $2,500.00
- Premium Expense Charge**                 $125.00
- Monthly Deduction***                     $676.40
- Mortality & Expense Charge****           $101.16
+ Hypothetical Rate of Return*****       $1,238.71
                                         ---------
=                                          $12,063 (rounded to the nearest
                                                    dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---

           1            $46.92
           2            $46.91
           3            $46.90
           4            $46.89
           5            $46.88
           6            $46.87
           7            $46.86
           8            $46.85
           9            $46.84
          10            $46.83
          11            $46.82
          12            $46.81

          Total        $562.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------

           1            $101.40
           2            $101.72
           3            $102.05
           4            $102.38
           5            $102.71
           6            $103.04
           7            $103.38
           8            $103.72
           9            $104.06
          10            $104.40
          11            $104.75
          12            $105.10

          Total       $1,238.71

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $12,062.77
- Year 5 Surrender Charge         $2,084.00
                                  ---------
=                                    $9,979 (rounded to the nearest dollar)